Bank Loans - Schedule of the Repayment Schedule For the Bank Loans (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of the Repayment Schedule for the Bank Loans [Abstract]
2025	$ 39,401
2026	819
2027	1,639
2028	2,049
2029	2,049
Thereafter	9,834
Total	$ 55,791	$ 36,130	$ 47,655	$ 45,956